Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 28, 2006 (this “Amendment”), is entered into by and among GATEWAY, INC., a Delaware corporation (“Gateway”), and its subsidiaries GATEWAY PROFESSIONAL LLC, a Delaware limited liability company (“Professional”), GATEWAY MANUFACTURING LLC, a Delaware limited liability company (“Manufacturing”), GATEWAY US RETAIL INC., a Delaware Corporation, formerly known as eMachines, Inc., a Delaware corporation (“eMachines”) (Gateway, Professional, Manufacturing and eMachines are sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders.

W I T N E S S E T H

WHEREAS, Borrowers, Agent, and the Lenders are parties to that certain Credit Agreement dated as of October 30, 2004, (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to grant the Borrower’s requests.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

1. Relation to Credit Agreement; Definitions. This Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. From and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Amendments to the Credit Agreement.

(a) Annex A to the Credit Agreement is hereby amended by amending and restating the definition of Aggregate Borrowing Base in its entirety as follows:

““Aggregate Borrowing Base” means as of any date of determination, an amount equal to (i) the sum of the Aggregate A/R Borrowing Base and the Aggregate Inventory Borrowing Base; less (ii) the sum of (A) any Reserves (other than the Accrued Royalty Reserve) except to the extent already deducted therefrom (which Reserves, if any, shall be allocated, for purposes of determining the effects thereof on the Borrowing Availability with respect to Inventory Revolving Credit Advances and A/R Revolving Credit Advances, as reasonably determined by Agent), and (B) during an Additional Covenant Activation Period, the Accrued Royalty Reserve.”

(b) Annex A to the Credit Agreement is hereby amended by inserting the following definition in proper alphabetical order:

““Accrued Royalty Reserve” means an amount established by Agent in its reasonable credit judgment, from time to time, sufficient to cover royalties owing to vendors with respect to product of the Credit Parties that has been sold by the Credit Parties.”

3. Conditions to Effectiveness. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Agent shall have received this Amendment, duly executed by Lenders, Agent and the Borrowers, and the same shall be in full force and effect;

(b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by such Guarantor;

(c) Agent shall have received an amendment fee in the amount of $15,000, which shall be fully earned and due and payable in cash on the date hereof;

(d) The representations and warranties in this Amendment, the Credit Agreement, as modified by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

(f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, Guarantors or Lenders, or any of their Affiliates.

4. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrowers hereby represent and warrant that:

(a) Each Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

(b) This Amendment has been duly authorized, validly executed and delivered by an authorized officer of each of the Borrowers, and constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against it in accordance with its terms;

(c) The execution and delivery of this Amendment and performance by each of the Borrowers under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or Governmental Authority having jurisdiction over any of the

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Borrowers which has not already been obtained, nor contravene or conflict with the charter documents of any of the Borrowers, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which any of the Borrowers is party or by which any of its properties are or may become bound;

(d) After giving effect to the amendments set forth herein, no event has occurred or is continuing, that would constitute a Default or Event of Default under the Credit Agreement or any other Loan Document;

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any of the Borrowers, Agent, or Lenders; and

(f) The representations and warranties of the Borrowers contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.

5. No Other Amendments. Except for the amendments set forth in Section 2 of this Amendment, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

6. Reaffirmation and Consent. Each Borrower hereby (a) acknowledges and agrees that (i) its obligations, including the Obligations owing to Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, as amended hereby and (ii) the prior grant or grants of security interests in favor of Agent, for itself and the benefit of the Lenders, in its properties and assets, under the Credit Agreement and the other Loan Documents to which it is a party shall be in respect of and shall secure payment and performance of the Obligations under the Credit Agreement and the other Loan Documents, as amended hereby; (b) reaffirms (i) all of its obligations (including the Obligations) owing to Agent under the Credit Agreement and the Loan Documents, as amended hereby, and (ii) all liens and prior grants (if any) of security interests in favor of Agent under the Credit Agreement and the Loan Documents, as amended hereby; (c) agrees that the Credit Agreement and the Loan Documents, as amended hereby, are and shall remain, in full force and effect following the execution and delivery of the Amendment; and (d) agrees that (i) all references in the Loan Documents to the “Loan Documents” shall include the Loan Documents, as amended hereby, (ii) all references in the Loan Documents to the “Credit Agreement” shall include the Credit Agreement, as amended hereby, and (iii) all references in the Loan Documents to the “Obligations” shall include the Obligations (as defined in the Credit Agreement, as amended hereby).

7. Expenses. Borrowers hereby reconfirm their obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation,

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preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GATEWAY, INC., a Delaware corporation

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

GATEWAY US RETAIL INC., a Delaware Corporation, formerly known as eMachines, Inc.

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

GATEWAY PROFESSIONAL LLC, a Delaware limited liability company

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

GATEWAY MANUFACTURING LLC, a Delaware limited liability company

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

[GATEWAY, INC.]

[SIGNATURE PAGE TO AMENDMENT NO. 2]

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent and Lender

By:	/s/ Patricia Green
Patricia Green
Duly Authorized Signatory

[GATEWAY, INC.]

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EXHIBIT A

REAFFIRMATION AND CONSENT

Dated as of June 28, 2006

Reference is hereby made to that certain Amendment No. 2 to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among GATEWAY, INC., a Delaware corporation (“Gateway”), and its subsidiaries GATEWAY PROFESSIONAL LLC, a Delaware limited liability company (“Professional”), GATEWAY MANUFACTURING LLC, a Delaware limited liability company (“Manufacturing”), GATEWAY US RETAIL INC., a Delaware Corporation, formerly known as eMachines, Inc., a Delaware corporation (“eMachines”) (Gateway, Professional, Manufacturing and eMachines are sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement by and among the Lenders, Agent and Borrowers, dated as of October 30, 2004, (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”). The undersigned each hereby (a) represents and warrants to the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lenders under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned each has been informed of the matters set forth in the Amendment and has acknowledged and agreed to same, they each understand that the Lenders have no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future waivers or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Reaffirmation and Consent as of the date first written above.

GATEWAY COMPANIES, INC

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

GATEWAY TECHNOLOGIES, INC.

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

GATEWAY SUB II, LLC

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

GATEWAY DIRECT, INC., formerly known as Cowabunga Enterprises, Inc.

By:	/s/ John P. Goldsberry
Name:	John P. Goldsberry
Title:	Senior Vice President & Chief Financial Officer

[GATEWAY, INC.]

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NO. 2]